UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 26, 2017

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma		73142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Forms of Restricted Stock Award Agreements

On April 26, 2017, the Compensation Committee of the Board of Directors (the “Committee”) of Paycom Software, Inc. (the “Company”) approved and adopted new form award agreements for grants of restricted stock under the Paycom Software, Inc. 2014 Long-Term Incentive Plan (the “LTIP”). Copies of the form award agreements for grants of restricted stock to the Company’s chief executive officer and other executive officers are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Restricted Stock Awards

On April 26, 2017, the Committee approved the following awards of restricted stock under the LTIP to the Company’s executive officers:

Name	Market-Based Shares			Time-Based Shares
	Number of shares scheduled to vest at total enterprise value =		Total Market- Based Shares	Number of shares scheduled to vest on:		Total Time- Based Shares	Aggregate Total
	$4.15 billion	$4.45 billion		May 10, 2018	May 10, 2019
Chad Richison	49,000	49,000	98,000	21,000	21,000	42,000	140,000
Craig E. Boelte	14,000	14,000	28,000	6,000	6,000	12,000	40,000
William X. Kerber III	14,000	14,000	28,000	6,000	6,000	12,000	40,000
Stacey Pezold	3,500	3,500	7,000	1,500	1,500	3,000	10,000
Jeffrey York	14,000	14,000	28,000	6,000	6,000	12,000	40,000

As shown in the table above, 70% of the shares underlying the awards to the executive officers are subject to market-based vesting conditions (“Market-Based Shares”) and 30% of the shares underlying the awards to the executive officers are subject to time-based vesting conditions (“Time-Based Shares”). All Market-Based Shares vest 50% on the first date, if any, that the Company’s total enterprise value (calculated as described below) equals or exceeds $4.15 billion and 50% on the first date, if any, that the Company’s total enterprise value equals or exceeds $4.45 billion, in each case provided that (i) such date occurs on or before the sixth (6th) anniversary of the grant date and (ii) the executive officer is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. The Time-Based Shares vest 50% on May 10, 2018 and 50% on May 10, 2019, provided that the executive officer is employed by, or providing services to, the Company or a subsidiary on the applicable vesting date. Total enterprise value is calculated based on the product of the average price of the Company’s common stock measured over 20 consecutive trading days and the number of shares outstanding (subject to certain adjustments), plus the principal amount of the Company’s outstanding funded indebtedness as of the most recent month-end, less the aggregate amount of the Company’s cash and cash equivalents as of the most recent month-end.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Form of Time and Market-Based Vesting Restricted Stock Award Agreement (CEO) under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved April 26, 2017.

10.2	Form of Time and Market-Based Vesting Restricted Stock Award Agreement (Executives) under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved April 26, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: April 27, 2017	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1	Form of Time and Market-Based Vesting Restricted Stock Award Agreement (CEO) under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved April 26, 2017.

10.2	Form of Time and Market-Based Vesting Restricted Stock Award Agreement (Executives) under the Paycom Software, Inc. 2014 Long-Term Incentive Plan, approved April 26, 2017.